-INCOME TAXES	12 Months Ended
Dec. 31, 2011
-INCOME TAXES

NOTE C—INCOME TAXES

Due to the prior years’ operating losses and the inability to recognize an income tax benefit therefrom, there is no provision for current or deferred federal or state income taxes for the year ended December 31, 2011.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amount used for federal and state income tax purposes.

NOTE C—INCOME TAXES (CONT’D)

The Company’s total deferred tax asset, calculated using federal and state effective tax rates, as of December 31, 2011 is as follows:

Total Deferred Tax Asset	$ 2,231,203
Valuation Allowance	(2,231,203)
Net Deferred Tax Asset	-

The reconciliation of income taxes computed at the federal statutory income tax rate to total income taxes for the years ended December 31, 2011 and 2010 is as follows:

	2011	2010
Income tax computed at the federal statutory rate	34%	34%
State income tax, net of federal tax benefit	0%	0%
Total	34%	34%
Valuation allowance	-34%	-34%
Total deferred tax asset	0%	0%

Because of the Company’s lack of earnings history, the deferred tax asset has been fully offset by a valuation allowance.  The valuation allowance increased (decreased) by $(26,545) and $(6,579) in 2011 and 2010, respectively.  No tax benefits have been recorded for the nondeductible (tax) expenses (including stock for services) totaling $17,583,375.

As of December 31, 2011, the Company had federal and state net operating loss carryforwards as follows of $6,562,363 which will expire at various times through the year 2031.